                                                    Exhibit 99

The Bank of New York Company, Inc.                  NEWS
-----------------------------------------------------------------------

                                     48 Wall Street, New York, NY 10286

                                     Contact:
For Release:                         PUBLIC AND INVESTOR RELATIONS DEPT.

IMMEDIATELY                                    Paul J. Leyden, SVP
-----------                                    (212) 495-1041
                                               Nicholas C. Silitch, VP
                                               (212) 495-1721
                                               Gregory A. Burton, AT
                                               (212) 495-1619



              THE BANK OF NEW YORK COMPANY, INC. REPORTS
              ------------------------------------------
                THIRD QUARTER E.P.S. RISES 9% TO $0.60
                --------------------------------------
          Third Quarter Net Income Rises 6% to $249 Million;
      Year-to-Date Net Income Rises 14% to a Record $770 Million

NEW YORK, N.Y., October 15, 1996 -- The Bank of New York Company, Inc. (NYSE: BK) reported third quarter net income of $249 million, up 6% from $234 million earned in the same period last year. Third quarter fully diluted earnings per share were $0.60, a 9% increase over the $0.55 earned in the third quarter of 1995. Net income for the first nine months was a record $770 million, an increase of 14% over last year's $673 million. Earnings per share, on a fully diluted basis, were $1.81 for the first nine months of 1996 compared with $1.60 in 1995. In the third quarter, the conversion of 2 million warrants into 8 million shares as well as the remaining outstanding warrants diluted quarterly earnings by 4 cents per share. This was largely offset by the Company's stock buyback program which increased earnings per share by 3 cents.
     Net interest income, on a taxable equivalent basis, declined to $476 million in the third quarter compared with $521 million recorded last year, reflecting the sale of the AFL-CIO Union Privilege affinity credit card portfolio in the second quarter of 1996. This decline was partially offset by the expiration of promotional rates on cards and the repricing of certain accounts based on credit scores. Revenues from the Company's securities processing business continued their strong advance, growing 60% over the third quarter of 1995. This significant increase reflected continued strong internal growth as well as the acquisition of the corporate trust business of NationsBank and the custody businesses of BankAmerica and J.P. Morgan. All areas of securities processing contributed to an internal growth rate of 15% with ADR's, government securities clearance, and custody particularly strong.
     Fees from other processing, which includes funds transfer, cash management, and trade finance, grew 11% over last year's third quarter. The largest contributor to this increase was fees from funds transfer which were up 16%.
     Trust and investment continued its strong performance with fees growing 28% in the third quarter of 1996 over the third quarter of 1995 reflecting new business and generally strong markets.
     Return on average assets for the third quarter of 1996 was a record 1.92% versus 1.82% in the second quarter on a normalized basis with the net gain on the sale of the credit card portfolio excluded and 1.78% in the third quarter of 1995. Return on average common equity was 19.63% in the third quarter of 1996, compared with 19.51% in the second quarter of 1996 on a normalized basis and 19.28% in the third quarter of 1995.
     Tangible fully diluted earnings per share (earnings before the amortization of goodwill and intangibles) were $0.64 per share in the third quarter of 1996 compared with $0.59 per share in the same period last year. On the same basis, tangible return on average assets was 2.12% in the third quarter of 1996 compared with a normalized 2.02% in the second quarter and 1.92% in the third quarter of 1995; and tangible return on average common equity was 27.83% in the third quarter of 1996 compared with a normalized 27.59% in the second quarter and 23.58% in the third quarter of 1995.
     The Company's estimated Tier 1 capital and Total capital ratios were 7.65% and 12.25% at September 30, 1996 compared with 7.98% and 12.93% at June 30, 1996, and 8.89% and 13.62% at September 30, 1995. Tangible common equity as a percent of total assets was 7.44% at September 30, 1996 compared with 7.51% at June 30, 1996 and 8.60% one year ago. The leverage ratio was a strong 8.17% at September 30, 1996 compared with 7.76% at June 30, 1996 and 8.96% one year ago. The decline in the capital ratios compared with September 1995 reflects the goodwill associated with the securities processing acquisitions and the repurchase to date of $1.036 billion (40 million shares) of common stock under the Company's programs to buy back up to 52 million shares. Adding to capital and partially offsetting the above, was the exercise of warrants and the conversion of $94 million of debentures into common stock.

NET INTEREST INCOME
-------------------
                            3rd       2nd       3rd
                          Quarter   Quarter   Quarter        Year-to-date
(In millions)               1996      1996      1995       1996      1995
                         -----------------------------   ------------------
Net Interest Income         $476      $499      $521     $1,499    $1,538
Net Interest Rate
 Spread                     3.29%     3.32%     3.47%      3.37%     3.41%
Net Yield on Interest-
 Earning Assets             4.28      4.26      4.61       4.35      4.52

     On a taxable equivalent basis, net interest income amounted to $476 million in the third quarter of 1996, compared with $521 million in the same period of 1995. The net interest rate spread was 3.29% in the third quarter of 1996, compared with 3.32% in the second quarter of 1996 and 3.47% one year ago. The net yield on interest-earning assets was 4.28% compared with 4.26% in the second quarter of 1996 and 4.61% in last year's third quarter.
     For the first nine months of 1996, net interest income, on a taxable equivalent basis, amounted to $1,499 million compared with $1,538 million in the same period of 1995. The year-to-date net interest rate spread was 3.37% in 1996 compared with 3.41% in 1995, while the net yield on interest-earning assets was 4.35% in 1996 and 4.52% in 1995.
     The decrease in net interest income and the net interest rate spread reflects the sale of approximately $3.4 billion in credit card receivables in the second quarter of 1996 partially offset by the expiration of promotional rates on cards and the repricing of certain accounts based on credit scores. The decline in the net yield from the third quarter of 1995 is attributable to the preceding factors as well as the costs of financing the stock buyback program.

NONINTEREST INCOME
------------------
                                      3rd Quarter          Year-to-date
                                      -----------          ------------
(In millions)                        1996      1995       1996      1995
                                    ----------------   -------------------
Processing Fees
  Securities                         $164      $103     $  484    $  303
  Other                                54        48        154       140
                                     ----      ----     ------    ------
                                      218       151        638       443
Trust and Investment Fees              42        33        119        97
Service Charges and Fees              101       103        317       325
Securities Gains                       15        17         78        37
Foreign Exchange and
 Other Trading Activities              12        18         43        43
Sale of Credit Card Portfolio           -         -        400         -
Other                                  44        83         94       128
                                     ----      ----     ------    ------
Total Noninterest Income             $432      $405     $1,689    $1,073
                                     ====      ====     ======    ======

     Securities processing fees increased 60% to $164 million compared to $103 million in the third quarter of 1995. In the first nine months of 1996, securities processing fees were $484 million compared with $303 million in 1995. Strong internal growth in all areas and acquisitions contributed to the increase in revenue. Fees from other processing increased 11% over the third quarter of last year. The Company reported $15 million of securities gains in the third quarter of 1996 compared with $17 million in the third quarter of 1995. Revenues from foreign exchange were $11 million, declining 39% from the second quarter's $18 million. Included in other income in the third quarters of 1996 and 1995 were a gain of $21 million on the sale of a portion of our interest in Wing Hang Bank and a $47 million gain on the sale of the ARCS mortgage servicing, respectively.

NONINTEREST EXPENSE AND INCOME TAXES
------------------------------------

     Total noninterest expense for the third quarter was $455 million, down slightly from $457 million in the second quarter of this year, but up from $424 million in the same period last year. The rise in expenses compared with last year's third quarter was principally due to salary and other expenses related to acquisitions of securities processing businesses from J.P. Morgan, BankAmerica, and NationsBank as well as the acquisition of The Putnam Trust Company. Year-to-date noninterest expense was $1,355 million compared with $1,265 million in 1995. Occupancy expense was down 4% compared with the first nine month's of 1995.
     The efficiency ratio for the third quarter was 50.9% compared with 49.8% reported in the second quarter of 1996 and 49.1% one year ago. The increase is primarily the result of a time lag between the loss of revenues from the Union card portfolio and commensurate expense reductions. The efficiency ratios exclude the gain on the sale of the credit card portfolio in the second quarter of 1996 and the gain on the sale of the ARCS mortgage servicing in the third quarter of 1995.
     The effective tax rates for the third quarter and first nine months of 1996 were 38.4% in both periods compared with 38.4% and 38.3% for the third quarter and first nine months of 1995.

NONPERFORMING ASSETS
--------------------                                          Change
                                                             3Q 1996 vs
(Dollars in millions)             9/30/96       6/30/96       2Q 1996
                                 ---------------------------------------
Loans:
     Commercial Real Estate         $ 22          $  9          $ 13
     Other Commercial                 61            76           (15)
     Foreign                          40            40             -
     Community Banking                73            76            (3)
                                    ----          ----
  Total Loans                        196           201            (5)
Other Real Estate                     61            70            (9)
                                    ----          ----
  Total                             $257          $271           (14)
                                    ====          ====
Nonperforming Assets Ratio           0.7%          0.8%
Allowance/Nonperforming Loans      488.3         489.0
Allowance/Nonperforming Assets     372.6         362.5

     Nonperforming assets totaled $257 million at September 30, 1996, compared with $271 million at June 30, 1996, a decrease of $14 million or 5%. This was the twenty-first consecutive quarter of nonperforming asset decreases.

LOAN LOSS PROVISION AND NET CHARGE-OFFS
---------------------------------------
                                 3rd       2nd       3rd
                               Quarter   Quarter   Quarter      Year-to-date
                               -------   -------   -------      ------------
(In millions)                    1996      1996      1995      1996      1995
                               ---------------------------     --------------
Provision                        $ 40      $425*     $113      $555*     $225
                                 ----      ----      ----      ----      ----
Net (Charge-offs) Recovery:
  Commercial Real Estate           (7)        -         -       (10)      (16)
  Other Commercial                (12)       (7)       (5)      (18)      (18)
  Credit Card**                   (65)     (187)      (65)     (348)     (187)
  Other Consumer                   (3)       (2)       (1)       (7)       (3)
  Foreign                          27        13        (9)       39       (22)
  Other                            (5)       (2)       (6)      (10)      (12)
                                 ----      ----      ----      ----      ----
     Total                        (65)     (185)      (86)     (354)     (258)
Other                               -         -         7         -        11
                                 ----      ----      ----      ----      ----
Change in Allowance              $(25)     $240      $ 34      $201      $(22)
                                 ====      ====      ====      ====      ====
Other Real Estate
   Expenses (Recovery)           $  -      $  1      $  1      $ (1)      $ 4

*  Includes a provision of $350 million for credit card accounts.
** Includes a $21 million recovery in the third quarter of 1996 and a $99 million charge-off in the second quarter of 1996 related to past due and bankrupt Union credit card accounts not sold.

     On a pro-forma basis, excluding the impact of the sold Union card portfolio, net charge-offs of credit card loans were $86 million for the third quarter and $70 million in the second quarter. On the same basis, as a percentage of average outstandings, net charge-offs and accounts delinquent for more than thirty days were 6.34% and 6.48% in the third quarter, compared with 5.29% and 5.54% in the second quarter.
     Credit card loans outstanding were $5.348 billion at September 30, 1996 compared with $5.508 billion at June 30, 1996.
     The allowance for loan losses was $957 million, or 2.66% of loans at September 30, 1996, compared with $982 million, or 2.76% of loans at June 30, 1996.
     Foreign recoveries reflect a $20 million settlement with the Republic of Croatia in the third quarter of 1996 and a $13 million settlement with the Republic of Slovenia in the second quarter of 1996.
                       ***************************
  (Financial highlights and detailed financial statements are attached.)

                         THE BANK OF NEW YORK COMPANY, INC.
                                Financial Highlights
                                    (Unaudited)
                   (Dollars in millions, except per share amounts)

                                                1996       1995     Change
                                                ----       ----     ------
For the Three Months Ended September 30:
---------------------------------------
  Net Income                                    $249       $234       6.4%
    Per Common Share:
      Primary Earnings                         $0.60      $0.58       3.4
      Fully Diluted Earnings                    0.60       0.55       9.1
      Cash Dividends                            0.22       0.18      22.2

  Return on Average Common Shareholders'
      Equity                                   19.63%     19.28%
  Return on Average Assets                      1.92       1.78

For the Nine Months Ended September 30:
--------------------------------------
  Net Income                                    $770       $673      14.4%
    Per Common Share:
      Primary Earnings                         $1.86      $1.71       8.8
      Fully Diluted Earnings                    1.81       1.60      13.1
      Cash Dividends                            0.62       0.50      24.0

  Return on Average Common Shareholders'
      Equity                                   20.14%     19.69%
  Return on Average Assets                      1.92       1.70


As of September 30:
------------------
  Assets                                     $52,389    $51,087       2.5%
  Loans                                       36,030     37,564      -4.1
  Securities                                   5,127      5,175      -0.9
  Deposits - Domestic                         24,881     23,320       6.7
           - Foreign                          11,680     10,423      12.1
  Long-Term Debt                               1,816      1,836      -1.1
  Preferred Shareholders' Equity                 113        113        -
  Common Shareholders' Equity                  5,004      4,987       0.3

  Common Shareholders' Equity Per Share        13.02      12.67       2.8
  Market Value Per Share of Common Stock       29.37      23.25      26.3

  Allowance for Loan Losses as a Percent
    of Loans                                    2.66%      1.99%
  Tier 1 Capital Ratio                          7.65       8.89
  Total Capital Ratio                          12.25      13.62
  Leverage Ratio                                8.17       8.96
  Tangible Common Equity Ratio                  7.44       8.60

                         THE BANK OF NEW YORK COMPANY, INC.
                         Consolidated Statements of Income
                                    (Unaudited)
                       (In millions, except per share amounts)

                                      For the three           For the nine
                                      months ended            months ended
                                      September 30,           September 30,
                                      1996       1995         1996      1995
                                      ----       ----         ----      ----
Interest Income
---------------
Loans                                $ 724      $ 815        $2,318    $2,392
Securities
  Taxable                               61         59           181       175
  Exempt from Federal Income Taxes       9         10            28        33
                                     -----      -----        ------    ------
                                        70         69           209       208
Deposits in Banks                       22         22            65        83
Federal Funds Sold and Securities
 Purchased Under Resale Agreements      36         31            96       159
Trading Assets                           4         10            13        23
                                     -----      -----        ------    ------
      Total Interest Income            856        947         2,701     2,865
                                     -----      -----        ------    ------
Interest Expense
----------------
Deposits                               282        309           860       952
Federal Funds Purchased and
 Securities Sold Under Repurchase
 Agreements                             26         41           125       110
Other Borrowed Funds                    49         52           148       198
Long-Term Debt                          32         33            97        97
                                      ----       ----        ------    ------
      Total Interest Expense           389        435         1,230     1,357
                                      ----       ----        ------    ------
Net Interest Income                    467        512         1,471     1,508
-------------------
Provision for Loan Losses               40        113           555       225
                                     -----      -----        ------    ------
Net Interest Income After
 Provision for Loan Losses             427        399           916     1,283
                                     -----      -----        ------    ------
Noninterest Income
------------------
Processing Fees
 Securities                            164        103           484       303
 Other                                  54         48           154       140
                                     -----      -----        ------    ------
                                       218        151           638       443
Trust and Investment Fees               42         33           119        97
Service Charges and Fees               101        103           317       325
Securities Gains                        15         17            78        37
Other                                   56        101           537       171
                                     -----      -----        ------    ------
    Total Noninterest Income           432        405         1,689     1,073
                                     -----      -----        ------    ------
Noninterest Expense
-------------------
Salaries and Employee Benefits         253        232           750       676
Net Occupancy                           41         45           127       132
Furniture and Equipment                 22         21            68        64
Other                                  139        126           410       393
                                     -----      -----        ------    ------
  Total Noninterest Expense            455        424         1,355     1,265
                                     -----      -----        ------    ------
Income Before Income Taxes             404        380         1,250     1,091
Income Taxes                           155        146           480       418
                                     -----      -----        ------    ------
Net Income                           $ 249      $ 234        $  770    $  673
----------                           =====      =====        ======    ======
Net Income Available to
 Common Shareholders                 $ 246      $ 232        $  762    $  665
-----------------------              =====      =====        ======    ======
Per Common Share Data:
----------------------
   Primary Earnings                  $0.60      $0.58         $1.86     $1.71
   Fully Diluted Earnings             0.60       0.55          1.81      1.60
   Cash Dividends                     0.22       0.18          0.62      0.50

Fully Diluted Shares Outstanding       414        423           422       421

                       THE BANK OF NEW YORK COMPANY, INC.
                          Consolidated Balance Sheets
                                  (Unaudited)
                  (Dollars in millions, except per share amounts)

                                                  September 30,  December 31,
                                                       1996          1995
                                                       ----          ----
Assets
------
Cash and Due from Banks                              $ 4,617       $ 4,711
Interest-Bearing Deposits in Banks                     1,168           982
Securities:
  Held-to-Maturity                                     1,212         1,252
  Available-for-Sale                                   3,915         3,618
                                                     -------       -------
    Total Securities                                   5,127         4,870
Trading Assets at Fair Value                             876           762
Federal Funds Sold and Securities Purchased
 Under Resale Agreements                                 503           936
Loans (less allowance for loan losses
 of $957 in 1996 and $756 in 1995)                    35,073        36,931
Premises and Equipment                                   883           902
Due from Customers on Acceptances                        968           918
Accrued Interest Receivable                              301           270
Other Assets                                           2,873         2,438
                                                     -------       -------
     Total Assets                                    $52,389       $53,720
                                                     =======       =======

Liabilities and Shareholders' Equity
------------------------------------
Deposits
 Noninterest-Bearing (principally
  domestic offices)                                  $ 9,379       $10,465
 Interest-Bearing
    Domestic Offices                                  15,548        16,005
    Foreign Offices                                   11,634         9,448
                                                     -------       -------
     Total Deposits                                   36,561        35,918
Federal Funds Purchased and Securities
 Sold Under Repurchase Agreements                      1,916         3,933
Other Borrowed Funds                                   4,191         3,706
Acceptances Outstanding                                  970           928
Accrued Taxes and Other Expenses                       1,347         1,378
Accrued Interest Payable                                 195           190
Other Liabilities                                        276           587
Long-Term Debt                                         1,816         1,848
                                                     -------       -------
     Total Liabilities                                47,272        48,488
                                                     -------       -------
Shareholders' Equity
 Preferred Stock-no par value, authorized
  5,000,000 shares, outstanding 184,000 shares           111           111
 Class A Preferred Stock - par value $2.00
  per share, authorized 5,000,000 shares,
  outstanding 45,404 shares in 1996 and
  49,504 shares in 1995                                    2             2
 Common Stock-par value $7.50 per share,
  authorized 800,000,000 shares, issued
  431,317,022 shares in 1996 and
  408,324,810 shares in 1995                           3,235         3,062
 Additional Capital                                      237           125
 Retained Earnings                                     2,637         2,120
 Securities Valuation Allowance                           39            58
                                                     -------       -------
                                                       6,261         5,478
 Less:  Treasury Stock (45,711,104 shares in
  1996 and 12,052,096 shares in 1995), at cost         1,126           228
        Loan to ESOP (1,317,060 shares), at cost          18            18
                                                     -------       -------
     Total Shareholders' Equity                        5,117         5,232
                                                     -------       -------
     Total Liabilities and Shareholders' Equity      $52,389       $53,720
                                                     =======       =======

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                             For the three months      For the three months
                           ended September 30, 1996  ended September 30, 1995
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,469    $  22   5.92%  $ 1,451    $   23   6.18%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,607       36   5.41     2,127        31   5.77
Loans
 Domestic Offices           22,531      523   9.23    24,480       610   9.90
 Foreign Offices            12,178      202   6.61    11,237       206   7.26
                           -------   ------          -------    ------
   Total Loans              34,709      725   8.31    35,717       816   9.07
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,950       43   5.84     2,998        43   5.65
 U.S. Government Agency
  Obligations                  449        7   6.35       398         6   6.35
 Obligations of States and
  Political Subdivisions       671       15   8.85       618        16  10.15
 Other Securities,
  including Trading
  Securities                 1,353       17   4.94     1,550        21   5.68
                           -------   ------          -------    ------
   Total Securities          5,423       82   6.03     5,564        86   6.21
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     44,208      865   7.78%   44,859       956   8.46%
                                     ------                     ------
Allowance for Loan Losses     (971)                     (705)
Cash and Due from Banks      2,516                     2,902
Other Assets                 5,724                     5,051
                           -------                   -------
  TOTAL ASSETS             $51,477                   $52,107
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,766       41   4.30%  $ 3,370        38   4.46%
 Savings                     8,167       55   2.70     7,982        62   3.10
 Certificates of Deposit
  $100,000 & Over              811       11   5.32     1,592        22   5.56
 Other Time Deposits         2,595       31   4.74     2,453        32   5.24
 Foreign Offices            11,755      144   4.88    11,234       155   5.46
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,094      282   4.14    26,631       309   4.61
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  1,977       26   5.11     2,846        41   5.67
Other Borrowed Funds         3,485       49   5.60     3,357        52   6.20
Long-Term Debt               1,862       32   6.86     1,768        33   7.32
                           -------   ------          -------    ------
  Total Interest-Bearing
   Liabilities              34,418      389   4.49%   34,602       435   4.99%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,312                     8,974
Other Liabilities            3,648                     3,646
Preferred Stock                113                       113
Common Shareholders'
 Equity                      4,986                     4,772
                           -------                   -------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $51,477                   $52,107
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $  476   3.29%             $  521   3.47%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.28%                      4.61%
                                              ====                       ====

                             THE BANK OF NEW YORK COMPANY, INC.
                 Average Balances and Rates on a Taxable Equivalent Basis
                                       Preliminary
                                   (Dollars in millions)


                              For the nine months        For the nine months
                           ended September 30, 1996  ended September 30, 1995
                           ------------------------  -------------------------
                           Average          Average  Average           Average
                           Balance Interest  Rate    Balance  Interest   Rate
                           ------- -------- -------  -------  --------  ------

ASSETS
------
Interest-Bearing
 Deposits in Banks
 (primarily foreign)       $ 1,516   $   65   5.70%  $ 1,761    $   83   6.28%
Federal Funds Sold and
 Securities Purchased
 Under Resale Agreements     2,402       96   5.37     3,591       159   5.92
Loans
 Domestic Offices           24,812    1,728   9.31    23,945     1,796  10.03
 Foreign Offices            11,937      595   6.66    10,930       601   7.36
                           -------   ------          -------    ------
   Total Loans              36,749    2,323   8.45    34,875     2,397   9.19
                           -------   ------          -------    ------
Securities
 U.S. Government
  Obligations                2,937      127   5.76     2,927       126   5.73
 U.S. Government Agency
  Obligations                  460       22   6.30       343        16   6.33
 Obligations of States and
  Political Subdivisions       653       44   8.95       664        53  10.60
 Other Securities,
  including Trading
  Securities                 1,293       52   5.33     1,349        61   6.13
                           -------   ------          -------    ------
   Total Securities          5,343      245   6.09     5,283       256   6.48
                           -------   ------          -------    ------
Total Interest-Earning
 Assets                     46,010    2,729   7.92%   45,510     2,895   8.51%
                                     ------                     ------
Allowance for Loan Losses     (808)                     (743)
Cash and Due from Banks      2,730                     2,782
Other Assets                 5,568                     5,208
                           -------                   -------
  TOTAL ASSETS             $53,500                   $52,757
                           =======                   =======

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Interest-Bearing Deposits
 Money Market Rate
  Accounts                 $ 3,827      123   4.29%  $ 3,397       112   4.42%
 Savings                     8,217      169   2.75     7,821       181   3.09
 Certificates of Deposit
  $100,000 & Over              940       37   5.32     1,767        76   5.74
 Other Time Deposits         2,575       92   4.76     2,510        98   5.22
 Foreign Offices            11,882      439   4.93    11,567       485   5.61
                           -------   ------          -------    ------
  Total Interest-Bearing
   Deposits                 27,441      860   4.18    27,062       952   4.70
Federal Funds Purchased
 and Securities Sold
 Under Repurchase
 Agreements                  3,165      125   5.26     2,537       110   5.77
Other Borrowed Funds         3,570      148   5.54     4,238       198   6.25
Long-Term Debt               1,888       97   6.86     1,758        97   7.37
                           -------   ------           ------    ------
  Total Interest-Bearing
   Liabilities              36,064    1,230   4.55%   35,595     1,357   5.10%
                                     ------                     ------
Noninterest-Bearing
 Deposits                    8,776                     8,806
Other Liabilities            3,491                     3,724
Preferred Stock                113                       116
Common Shareholders'
 Equity                      5,056                     4,516
                           -------                    ------
  TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY    $53,500                   $52,757
                           =======                   =======
Net Interest Earnings
 and Interest Rate Spread            $1,499   3.37%             $1,538   3.41%
                                     ======                     ======
 Net Yield on Interest-
  Earning Assets                              4.35%                      4.52%
                                              ====                       ====